Exhibit 99.1

                          SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of March 29, 2006, by and among AFG Enterprises USA, Inc., a Nevada corporation, with headquarters located at 181 Wells Avenue, Suite 100, Newton Massachusetts 02459 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

      WHEREAS:

      A. The Company, FP Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), FP Technology Holdings, Inc., a Delaware corporation (the "Merger Target") are parties to an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, on or prior to the date hereof, Merger Sub was merged (the "Merger") with and into the Merger Target, with the Merger Target as the surviving entity (the Merger Target after the Merger, the "Surviving Sub"), which, as a result of the Merger, is a wholly-owned subsidiary of the Company.

      B. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

      C. The Company has authorized the issuance of Senior Secured Nonconvertible Notes Due 2011 (the "Nonconvertible Notes") which shall or may be exchanged for Senior Secured Convertible Notes due 2011 (the "Convertible Notes", and together with the Nonconvertible Notes, the "Notes") or redeemed, which Convertible Notes shall be convertible into the Company's common stock, par value $0.001 per share (the "Common Stock"). The Notes shall be issued pursuant to and by the provisions of an Indenture dated as of the Closing Date (as defined below) between the Company and The Bank of New York, as trustee (the "Trustee"), in substantially the form attached hereto as Exhibit A (the "Indenture").

      D. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of Nonconvertible Notes, in substantially the form attached hereto as Exhibit B (as amended or modified from time to time) set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers shall be $50,000,000) which shall or may be exchanged for Convertible Notes (which as converted, shall collectively be, the "Conversion Shares"), and
(ii) warrants, in substantially the form attached hereto as Exhibit C (the "Warrants"), to acquire up to that number of shares of Common Stock set forth opposite such Buyer's name in column (4) of the Schedule of Buyers (as exercised, the "Warrant Shares").

      E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit D (as amended or modified from time to time, the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights in respect of the Conversion Shares and the Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.


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      F. (i) Except as otherwise set forth in the Indenture, the Notes will be senior to all outstanding and future indebtedness of the Company, (ii) secured by a perfected security interest in all of the assets of the Company and in all of the assets of certain subsidiaries of the Company (the "Existing Subsidiaries") as evidenced by (and as defined in) the Security Agreement in favor of The Bank of New York, in its capacity as collateral agent (in such capacity, the "Senior Agent") for the Buyers hereto and for the other holders of the Notes, in the form attached hereto as Exhibit E (as amended or modified from time to time, the "Security Agreement"), which security interest shall be senior to all other security interests therein, (iii) secured by a pledge of the securities of any Subsidiaries of the Company, in the form attached hereto as Exhibit F (as amended or modified from time to time, the "Pledge Agreement") and
(iv) guaranteed by the Guaranty of each of the Existing Subsidiaries, in the form attached hereto as Exhibit G (as amended or modified from time to time, the "Guaranty," and together with the Security Agreement and the Pledge Agreement, collectively, the "Security Documents").

      G. (i) On the Closing Date, the Company shall deposit ninety-five percent (95%) of the principal amount of the Notes into an escrow account (the "Escrow Account") with The Bank of New York subject to that certain Escrow Agreement, in the form attached hereto as Exhibit H (the "Escrow Agreement"), (ii) thirty-one
(31) days after the Threshold Acquisition Date (as defined in the Indenture), the Company shall deposit any amounts then remaining in the Escrow Account in an account (the "Control Account") with The Bank of New York subject to that certain Control Account Agreement in the form attached hereto as Exhibit I (the "Control Account Agreement") and (iii) on the Closing Date the Company shall enter into the following agreements with The Bank of New York (x) that certain Tabulation Agreement in the form attached hereto as Exhibit J (the "Tabulation Agreement"), (y) that certain Deposit Agreement in the form attached hereto as Exhibit K (the "Deposit Agreement") and (z) those certain Customer Agreements and related certificates in the form attached hereto as Exhibit L (collectively, the "Customer Documents", and together with the Tabulation Agreement, the Deposit Agreement, the Escrow Agreement and the Control Account Agreement, the "Trustee Documents").

      H. The Notes, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities".

      I. The Company has authorized the issuance of 1,250,000 shares of Common Stock to certain members of its management (the "Management Restricted Stock") pursuant to the terms set forth in the form of Restricted Stock Agreement attached hereto as Exhibit M. Contemporaneously with the execution and delivery of this Agreement, the Company intends to issue the Management Restricted Stock to members of management of the Company and its Subsidiaries pursuant to Restricted Stock Agreements executed by the Company and the applicable member of management.

      J. It is the intention of the Company, within six (6) months of the date hereof, to enter into a securities purchase agreement, by and among the Company and the buyers listed on the Schedule of Buyers attached thereto (the "PIPE Buyers"), (the "PIPE Securities Purchase Agreement"), wherein the Company shall agree, upon the terms and subject to the conditions of the PIPE Securities Purchase Agreement, to issue and sell to each PIPE Buyer (i) no less than one million shares of Common Stock of the Company (the "PIPE Common Shares"), and
(ii) certain warrants (the "PIPE Warrants"), which will be exercisable to purchase additional shares of Common Stock (as exercised, the "PIPE Warrant Shares") in accordance with the terms of the PIPE Warrants.


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      K. It is the intention of the Company, within six (6) months of the date hereof, to enter into a Registration Rights Agreement, (as amended or modified from time to time, the "PIPE Registration Rights Agreement"), pursuant to which the Company shall agree to provide certain registration rights in respect of the PIPE Common Shares and the PIPE Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      L. The PIPE Common Shares, PIPE Warrants and PIPE Warrant Shares collectively are referred to herein as the "PIPE Securities", and the offering thereof, the "PIPE Offering".

      NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

      1.    PURCHASE AND SALE OF NOTES AND WARRANTS.

            (a)   Purchase of Notes and Warrants.

                  (i) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (x) a principal amount of Nonconvertible Notes as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers, and (y) Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (the "Closing").

                  (ii) Closing. The date and time of the Closing shall be 10:00 a.m., New York City time, on March 29, 2006 (or such later date as is mutually agreed to by the Company and each Buyer, the "Closing Date") after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (iii) Purchase Price. The aggregate purchase price for the Notes and the Warrants to be purchased by each Buyer at the Closing shall be the amount set forth opposite such Buyer's name in column (5) of the Schedule of Buyers (the "Purchase Price"). Each Buyer shall pay $1.00 for each $1.00 of principal amount of Notes and the Warrants to be purchased by such Buyer at the Closing.

            (b) Form of Payment. On the Closing Date, (i) each Buyer shall pay 95% of its Purchase Price to the Escrow Agent and the remaining 5% to the Company for the Notes and the Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver or caused to be delivered to each Buyer (A) the Notes (for the account of such Buyer as such Buyer shall instruct) which such Buyer is then purchasing, and (B) a Warrant pursuant to which such Buyer shall have the right to acquire such number of Warrant Shares as is set forth opposite such Buyer's name in column
(4) of the Schedule of Buyers, in all cases duly executed on behalf of the Company and registered in the name of such Buyer or its designee.


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      2.    BUYER'S REPRESENTATIONS AND WARRANTIES.

            Each Buyer represents and warrants in respect of only itself that:

            (a) No Public Sale or Distribution. Such Buyer is (i) acquiring the Nonconvertible Notes and the Warrants, (ii) upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise of the Warrants, (iii) upon the exchange of the Nonconvertible Notes, will acquire the Convertible Notes issuable upon exchange of the Nonconvertible Notes and (iv) upon conversion of the Convertible Notes, will acquire the Conversion Shares issuable upon conversion of the Convertible Notes, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities.

            (b) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act.

            (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

            (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision in respect of its acquisition of the Securities.


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            (e) No Governmental Review. Such Buyer understands that no United
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Warrants made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(w)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Documents (as defined below), including, without limitation, this Section 2(f).

            (g) Legends. Such Buyer understands that the certificates or other instruments representing the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Warrant Shares and Conversion Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

            [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO [INSERT LEGAL NAME OF AFG ENTERPRISES USA INC. FROM TIME TO TIME], THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
            (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.


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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Warrants, Conversion Shares or Warrant Shares upon which it is stamped, if, (i) such Warrants, Conversion Shares or Warrant Shares are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonable acceptable to the Company, to the effect that such sale, assignment or transfer of the Warrants, Conversion Shares or Warrant Shares may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Warrants, Conversion Shares or Warrant Shares can be sold, assigned or transferred pursuant to Rule 144(k).

            (h) Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (i) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below) on the ability of such Buyer to perform its obligations hereunder.

            (j) Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.


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            (k) Placement Agent. Such Buyer understands that the Rodman &
Renshaw LLC (the "Agent") has acted solely as the agent of the Company in this placement of the Securities, and that the Agent makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Buyer may have received in connection therewith. Such Buyer acknowledges that it has not relied on any information prepared by the Agent or advice furnished by or on behalf of the Agent.

      3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to each of the Buyers (which representations and warranties shall be deemed to apply to each subsidiary of the Company, including, without limitation, the Surviving Sub) that:

            (a) Organization and Qualification. Each of the Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest, including, without limitation, the Surviving Sub) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents to which it is a party. The Company has no Subsidiaries except as set forth on Schedule 3(a).

            (b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Indenture, the Notes, the Warrants, the Registration Rights Agreement, the Security Documents, the Trustee Documents, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (including without limitation that certain Intercreditor and Subordination Agreement dated as of the date hereof made by Trident Growth Fund, L.P., the Company and FP Technology Holdings, Inc., in favor of the holders of the Notes and The Bank of New York, as collateral agent for the holders of the Notes, collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Convertible Notes and the Warrant Shares issuable upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.


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            (c) Issuance of Securities. The issuance of the Notes and the
Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges in respect of the issue thereof. As of the Closing Date, Company shall have shall have been duly authorized and reserved for issuance, free of pre-emptive rights, a number of shares of Common Stock not less than the sum of (i) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Convertible Notes (assuming for purposes hereof, that all Nonconvertible Notes will be exchanged for Convertible Notes and that the Convertible Notes are convertible at the Conversion Price and without taking into account any limitations on the conversion of the Convertible Notes set forth in the Convertible Notes) and (ii) 130% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). Upon conversion in accordance with the Indenture, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges in respect of the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Upon exercise in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges in respect of the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants and reservation for issuance and issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined in Section 3(u)), any capital stock of the Company or the Bylaws (as defined in Section 3(u)) or any of the organizational documents of any of the Company or any of its Subsidiaries or
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of Pink Sheets LLC or OTC Bulletin Board (as applicable, the "Initial Principal Market")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

            (e) Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Initial Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.


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            (f) Acknowledgment Regarding Buyer's Purchase of Securities. The
Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser in respect of the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) in respect of the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

            (g) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Agent in connection with the sale of the Securities. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

            (h) No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings, other than the PIPE Offering, which PIPE Offering will be undertaken only in such a manner as to not adversely affect the exemption from registration enjoyed by the sale of the Securities pursuant to this Agreement.


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            (i) Rule 144A. The Notes satisfy the requirements set forth in Rule
l44A(d)(3) under the 1933 Act.

            (j) Trust Indenture Act. Assuming the accuracy of the representations of the Buyers contained in Section 2 hereof and their compliance with the agreements set forth therein, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "TIA").

            (k) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Convertible Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Notes in accordance with this Agreement and the Convertible Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and, the Convertible Notes and the Warrants are, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

            (l) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

            (m) SEC Documents; Financial Statements. Except as set forth on
Schedule 3(m), during the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC in respect thereof. Such financial statements Company and its Subsidiaries included in the SEC reports and the financial statements of the Merger Target and its subsidiaries prior to the Merger, as applicable, have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved ("GAAP"), (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company or any of its Subsidiaries (including the Surviving Sub, as successor to the Merger Target) to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

            (n) Absence of Certain Changes. Except as disclosed in Schedule 3(n)(A), (i) since the date of the Company's most recent audited financial statements contained in a Form 10-K or 10-KSB, and (ii) since December 31, 2005 in respect of FP Technology Holdings, Inc. there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries, as applicable. Except as disclosed in Schedule 3(n)(B), since (x) the date of the Company's most recent audited financial statements contained in a Form 10-K or 10-KSB, (y) December 31, 2005 in respect of FP Technology Holdings, Inc., the Company has not and none of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $25,000 outside of the ordinary course of business, (iii) had capital expenditures, individually or in the aggregate, in excess of $25,000 or (iv) waived any material rights in respect of any Indebtedness or other rights in excess of $25,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this
Section 3(n), "Insolvent" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total Indebtedness (as defined in Section 3(v)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted or is proposed to be conducted.

            (o) No Undisclosed Events, Liabilities, Developments or Circumstances. Except as disclosed on Schedule 3(o), no event, liability, development or circumstance has occurred or exists, or is contemplated to occur in respect of the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

            (p) Conduct of Business; Regulatory Permits. Except as disclosed on
Schedule 3(p), neither the Company nor its Subsidiaries is in violation of any term of or in default under their respective Certificate of Incorporation or Bylaws or their organizational charter. Neither the Company nor any Subsidiary is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Initial Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Initial Principal Market in the foreseeable future (other than a delisting from Pink Sheets LLC upon securing a listing of such Common Stock on the OTC Bulletin Board, and/or a delisting from the OTC Bulletin Board upon securing a listing of such Common Stock on any of The New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange ("AMEX") or The Nasdaq Capital Market ("NASDAQ") -- each of the NYSE, AMEX and NASDAQ a "Principal Market", and as to those markets upon which the Common Stock has been designated for quotation, from time to time, the "Principal Market" or "Principal Markets", as applicable). During the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation or listed on one or the other of the Initial Principal Markets, (ii) trading in the Common Stock has not been suspended by the SEC or either Initial Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the either Initial Principal Market regarding the suspension or delisting of the Common Stock from such Initial Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

            (q) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (r) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002, as in effect at the applicable time, and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

            (s) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken in respect of any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve (12) months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

            (t) Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof and other than the grant of restricted stock disclosed on Schedule 3(t), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

            (u) Equity Capitalization. As of the date hereof and after giving effect to the Merger, the authorized capital stock of the Company consists of
(x) 300,000,000 shares of Common Stock, of which as of the date hereof, 5,100,440 shares are issued and outstanding, 1,766,000 shares are reserved (or to be reserved) for issuance pursuant to the Company's employee incentive plan, purchase plans and other options and warrants outstanding and no shares are reserved for issuance pursuant to other securities (other than the Warrants, Notes and PIPE Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (y) 5,000,000 shares of preferred stock, of which as of the date hereof, no shares of preferred stock are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth above in this Section 3(u) or on Schedule 3(u): (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 3(v)) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and
(ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents (as defined herein) or as would have been required to be disclosed in such SEC Documents had the Merger occurred prior to the applicable filing thereof, but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or any Subsidiary's respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished or made available to the Buyer upon such Buyer's request, true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto. Schedule 3(u) sets forth the shares of Common Stock owned beneficially or of record and Common Stock Equivalents (as defined below) held by each director and executive officer.

            (v) Indebtedness and Other Contracts. Except as disclosed in
Schedule 3(v), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 3(v) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, "capital leases" in accordance with generally accepted accounting principals) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations in respect of letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses,
(E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case in respect of any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person in respect of any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss in respect thereof; and (z) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

            (w) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by either Initial Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as set forth in Schedule 3(w).

            (x) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (y) Employee Relations. i) Neither Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any such Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such Subsidiary to any liability in respect of any of the foregoing matters.

                  (ii) The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (z) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

            (aa) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. None of the Company's or any of its Subsidiaries' Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

            (bb) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. As used in this Agreement, "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

            (cc) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

            (dd) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject,
(ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            (ee) Ranking of Notes. No Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether in respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

            (ff) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

            (gg) Independent Accountants. Singer Lewak Greenbaum & Goldstein LLP, who have certified the consolidated financial statements of the Company as of December 31, 2005, and Causey Demgen & Moore Inc. who have certified the consolidated financial statements of Firepond, Inc. as of June 30, 2005 (collectively, the "Audited Financial Statements") are independent public accountants within the meaning of the 1933 Act. The Company has delivered to the Placement Agent for delivery to Buyers true, correct and complete copies of the Audited Financial Statements and the unaudited consolidated financial statements for the six-month period ended December 31, 2005 of Merger Target. (collectively with the Audited Financial Statements, the "Financial Statements"). For accounting purposes, Firepond, Inc. and Merger Target are treated as the same Person. Each such Financial Statement has been prepared from and is in accordance with the books and records of the applicable company and fairly presents, as of the dates and for the periods indicated, subject in the case of interim financial statements, to normal year-end adjustments, the financial position and results of operations for such company as of the dates and for the periods indicated.

            (hh) Investment Company. Neither the Company nor its Subsidiaries is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will become an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

            (ii) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            (jj) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

            (kk) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve
(12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists in respect of the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties in respect of the transactions contemplated hereby other than those specifically set forth in Section 2.

            (ll) Acknowledgement Regarding Buyers' Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, but subject to compliance by the Buyers with applicable law, it is understood and acknowledged by the Company (i) that none of the Buyers have been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Buyer, including, without limitation, short sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities;
(iii) that any Buyer, and counter parties in "derivative" transactions to which any such Buyer is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iv) that each Buyer shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that
(a) one or more Buyers may engage in hedging activities at various times during the period that the Securities are outstanding, (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted and (c) nothing contained herein shall preclude any Buyer from having taken or from taking any action in respect of the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions.

      4.    COVENANTS.

            (a) Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 5, 6 and 7 of this Agreement.

            (b) Form D and Blue Sky. The Company agrees to file a Form D in respect of the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

            (c) Reporting Status. Until the date on which the Holders (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and Warrant Shares and none of the Notes or Warrants are outstanding (the "Reporting Period"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            (d) Use of Proceeds. The Company shall deposit no less than 95% of the principal amount of the Notes on the Closing Date into the Escrow Account and no more than 5% of principal amount of the Notes on the Closing Date shall be deposited into the Control Account for payment by the Company of the fees and expenses of the transactions contemplated by the Transaction Documents. If the Company raises additional capital prior to the Threshold Acquisition Date, the first $2.5 million of such amount shall be deposited into the Escrow Account.

            (e) Financial Information.

                  (i) The Company agrees to send the following to the Trustee for distribution to each Holder during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  (ii) Notwithstanding the foregoing, for so long as any Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) under the 1934 Act, also make available to the Buyer and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the 1933 Act (or any successor thereto).

            (f) Listing. The Company shall, thirty-one (31) days after the Threshold Acquisition Date, use its best efforts to secure the prompt listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stocks' authorization for quotation on one of the Initial Principal Markets, except upon securing listing or quotation of such Common Stock on a Principal Market, after which time the Company shall maintain such listing or quotation on a Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Initial Principal Market (except upon securing listing or quotation of such Common Stock on a Principal Market) or the Principal Market(s), as applicable. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

            (g) Fees and Expenses.

                  (i) Subject to Section 8 below, at the Closing and subject to providing supporting documentation, the Company shall reimburse the fees and expenses in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereunder, of Amatis Limited (a Buyer) or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement), which amount shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

                  (ii) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company shall pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, all fees, costs and expenses (A) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Buyers may reasonably designate, (iii) in connection with the admission for trading of the Notes on any securities exchange or inter-dealer quotation system (as well as in connection with the admission of the Convertible Notes for trading in the Private Offerings, Resales and Trading through Automatic Linkages ("PORTAL") system of the National Association of Securities Dealers, Inc. ("NASD") or any appropriate market system), (iv) related to any filing with the NASD and (v) in connection with satisfying its obligations under Section 4(e).

            (h) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by a Holder (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Holder effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by any Holder.

            (i) Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York City Time, on the second Business Day after the date of this Agreement, issue a press release (the "Press Release") reasonably acceptable to the Buyers disclosing all material terms of the transactions contemplated hereby. On or before 8:30 a.m., New York City Time, on the first Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of Warrant, the Security Documents, the form of Escrow Agreement, the form of Control Account Agreement and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements in respect of the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure in respect of such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and
(ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer and other than as required by applicable law, neither the Company, its Subsidiaries or anyone acting on their behalf shall disclose the name of any Buyer in any filing, amendment or otherwise.

            (j) Additional Registration Statements. Until the date that the Registration Statement (as defined in the Registration Rights Agreement) is first declared effective by the SEC (the "Effective Date"), the Company will not file a registration statement under the 1933 Act relating to securities that are not the Securities except for a registration statement in respect of the PIPE Securities and/or registrations on Form S-8.

            (k) Notes; Variable Securities; Dilutive Issuances. For so long as any Notes or Warrants remain outstanding, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Exercise Price (as defined in the Warrants) in respect of the Common Stock into which any Warrant is exercisable. For long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell, or be deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security (as defined in Section 4(o), below) for a consideration per share less than a price equal to the Exercise Price of the Warrants in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance") if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon exercise of any Warrant, conversion of any Note or exercise of any PIPE Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue without breaching the Company's obligations under the rules or regulations of the Initial Principal Market or Principal Market, as applicable.

            (l) Corporate Existence. So long as any Buyer beneficially owns any Notes or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except upon the terms set forth in the Indenture and the Warrants, as applicable.

            (m) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, from and after the Closing Date, the number of shares of Common Stock issuable upon conversion of the Convertible Notes and upon exercise of the Warrants being issued at the Closing and in conformity with Section 3(c).

            (n) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

            (o) Right of Participation in Additional Issuances of Securities.

                  (i) For purposes of this Section 4(o), the following definitions shall apply.

                        (1) "Convertible Securities" means any stock or
            securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

                        (2) "Options" means any rights, warrants or options to
            subscribe for or purchase shares of Common Stock or Convertible Securities.

                        (3) "Common Stock Equivalents" means, collectively,
            Options and Convertible Securities.

                  (ii) From the Threshold Acquisition Date until the date that is ninety (90) Business Days (as defined in the Warrants) following the Effective Date (as defined in the Registration Rights Agreement) (the "Trigger Date"), the Company hereby agrees that, it will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (any actions set forth in clause (i) or (ii) hereof, being referred to as a "Subsequent Placement"), or (iii) file with the SEC a registration statement under the 1933 Act relating to any additional shares of its Common Stock or securities convertible into, or exchangeable or exercisable for, any shares of its Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to any Common Stock issued or issuable: (i) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company or any Subsidiaries thereof; (ii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $50,000,000 (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the 1933 Act and "equity lines"); (iii) in the sale or issuance of the PIPE Securities; (iv) upon conversion of the Notes or the exercise of the Warrants or PIPE Warrants; (v) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital in an amount not to exceed, in the aggregate, 10% of the outstanding shares of Common Stock in any calendar year; (vi) upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof (provided that the terms of such options or warrants are not amended or modified in any manner after the date hereof) or an option or warrant issued or granted in compliance with this paragraph; or (vii) the filing of any registration statement in respect of the Notes or the Conversion Shares or any registration statement on Form S-4 (in respect of a bona fide acquisition) or on Form S-8 (securities offered under each of (i) through (vii), the "Excluded Securities"). In addition, the Company agrees to use its reasonable best efforts to prevent its executive officers and directors, in the aggregate, from taking any of the actions set forth in clauses (i) and (ii) above in respect of in excess of 250,000 shares of Common Stock other than, in respect of any officer or director, transfers to first or second degree family members or to trusts controlled by such officer or director and/or one or more first degree family members of such officer or director in connection with bone fide estate planning of such officer or director.

                  (iii) From the Trigger Date until the date that is eighteen
(18) months after the Trigger Date, the Company will not, directly or indirectly, effect any Subsequent Placement, other than an issuance of Excluded Securities, unless the Company shall have first complied with this Section 4(o)(iii).

                        (1) The Company shall deliver to each Buyer an
            irrevocable written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged,
            (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers a pro rata portion of no less than fifty percent (50%) of the Offered Securities allocated among such Buyers (a) based on such Buyer's pro rata portion of the aggregate principal amount of Notes purchased hereunder (the "Basic Amount"), and (b) in respect of each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "Undersubscription Amount").

                        (2) To accept an Offer, in whole or in part, such Buyer
            must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer's receipt of the Offer Notice (the "Offer Period"), setting forth the portion of such Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

                        (3) The Company shall have ten (10) Business Days from
            the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "Refused Securities"), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

                        (4) In the event the Company shall propose to sell less
            than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(o)(iii)(3) above prior to such reduction) and
            (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

                        (5) Upon the closing of the issuance, sale or exchange
            of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. Notwithstanding anything to the contrary contained in this Agreement, if the Company does not consummate the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, within ten (10) Business Days of the expiration of the Offer Period, the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced to pursuant to Section 4(o)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                        (6) Any Offered Securities not acquired by the Buyers or
            other persons in accordance with Section 4(o)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.


            (p) Sales by Officers and Directors. Until the later of ii) the Trigger Date and iii) 180 days after the Closing Date, the Company shall use its reasonable best efforts to not, directly or indirectly, permit any officer or director of the Company or any of its Subsidiaries to sell any Common Stock.

            (q) Blue Sky. The Company shall endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Buyers shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all related fees and expenses reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Buyers may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

            (r) Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

            (s) General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            (t) Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) including the PIPE Securities which will be integrated with the sale of the Securities or the Conversion Shares in a manner which would require the registration under the 1933 Act of the Securities or require stockholder approval under the rules and regulations of the Initial Principal Market or Principal Market, as applicable and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities (other than the PIPE Securities) will not be integrated for purposes of the 1933 Act or the rules and regulations of the Initial Principal Market or Principal Market, as applicable with the issuance of Securities contemplated hereby.

            (u) Qualification Under Trust Indenture Act. Prior to any registration of the Notes or the Conversion Shares pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Company shall qualify the Indenture under TIA and to enter into any necessary supplemental indentures in connection therewith.

            (v) PORTAL. The Company will use its best efforts to cause the Convertible Notes to be accepted for clearance and settlement through the facilities of The Depository Trust Company and eligible for trading on PORTAL.

            (w) Lien Searches. Prior to the Closing Date, the Company shall have delivered or caused to be delivered to each Buyer (A) certified copies of UCC financing statement search results listing any and all effective financing statements filed within five years prior to such date in any applicable jurisdiction that name the Company or any of its Subsidiaries (existing on such date, or as shall exist effective as of the Merger) as a debtor to perfect an interest in any of the assets thereof, together with copies of such financing statements, none of which financing statements, except for any financing statements filed with respect to the Senior Indebtedness (as defined in that certain Intercreditor and Subordination Agreement dated as of the date hereof made by Trident Growth Fund, L.P., the Company and Merger Target, in favor of the holders of the Notes and The Bank of New York, as collateral agent for the holders of the Notes) and as otherwise agreed to in writing by the Buyers, shall cover any of the "Collateral" (as defined in the Security Documents), and the results of searches for any effective tax liens and judgment liens filed against any such Person or its property in any applicable jurisdiction, which results, except as otherwise agreed to in writing by the Buyers, shall not show any such effective tax liens and judgment liens; and (B) a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries, in form and substance satisfactory to the Buyers.

            (x) Appointment of Collateral Agent. The Bank of New York (the "Collateral Agent") is hereby appointed as the collateral agent for the Buyers hereunder, and each Buyer hereby authorizes the Collateral Agent (and its officers, directors, employees and agents) to take any and all such actions on behalf of the Buyers with respect to the Collateral and the Obligations (as defined in the Indenture) in accordance with the terms of this Agreement. The Collateral Agent shall not have, by reason hereof a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof except to the extent caused by its own gross negligence or willful misconduct, and the Company and its Subsidiaries agree to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the "Indemnitees") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Indemnitee of the duties and obligations of Collateral Agent pursuant hereto.

            (y) Additional Guaranties and Pledges. In addition, if the Company or any other Grantor (as defined in the Pledge Agreement) shall hereafter own, create or acquire any other Subsidiary that is not a Grantor hereunder or a party to a Guaranty, then the Company or such other Grantor shall promptly notify the Collateral Agent thereof and, upon the Collateral Agent's request, the Company or such other Grantor shall cause such Subsidiary to become a party to a Guaranty and a party to the Pledge Agreement and the Security Agreement and to duly execute and/or deliver such opinions of counsel and other documents, in form and substance reasonably acceptable to the Collateral Agent.

            (z) Name Change and Re-Incorporation. As soon as reasonably practicable after the Closing Date, the Company shall change its name to a name which includes either "Firepond" or "FP". As soon as reasonably practicable after the Closing Date, the Company will either redomesticate or reincorporate as a Delaware corporation.

      5.    REGISTERS; TRANSFER AGENT INSTRUCTIONS.

            (a) Registers. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Notes or Warrants), a register for the Warrants, in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee), and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep such register open and available during business hours for inspection by any Buyer or its legal representatives upon prior written notice. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as provided in the Indenture.

            (b) Transfer Agent Instructions. The Company, or the Trustee, as applicable shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit N attached hereto (the "Irrevocable Transfer Agent Instructions"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent in respect of the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares, Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            The obligation of the Company hereunder to issue and sell the Nonconvertible Notes and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

            (a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

            (b) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of Amatis Limited, the amounts withheld pursuant to Section 4(g)) for the Notes and the Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

            (c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

      7.    CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

            The obligation of each Buyer hereunder to purchase the Notes and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

            (a) The Company shall have delivered to such Buyer a certified copy of the Certificate of Merger of the Merged Company in respect of the Merger.

            (b) The Company shall have executed and delivered to such Buyer (i) each of the Transaction Documents, (ii) the Nonconvertible Notes (for the account of such Buyer as such Buyer shall instruct) being purchased by such Buyer at the Closing pursuant to this Agreement, and (iii) the Warrants (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

            (c) The Company shall have delivered to such Buyer a copy of the Perfection Certificate and lien searches.

            (d) The Company shall have delivered to the Collateral Agent certificates in accordance with the terms of the Security Documents, representing the Subsidiaries' shares of capital stock, along with duly executed blank stock powers therefor.

            (e) The Company and the Subsidiaries shall have delivered to the Collateral Agent, appropriate financing statements on Form UCC-1 in form for filing under the Uniform Commercial Code or other applicable local law of each jurisdiction in which the filing of a financing statement or giving of notice may be required, or reasonably requested by the Collateral Agent, to perfect the security interests intended to be created by the Security Documents.

            (f) The Trustee shall have executed and delivered to such Buyer each of the Transaction Documents to which it is a party.

            (g) Such Buyer shall have received the opinions of Morrison & Foerster LLP, and Lionel Sawyer & Collins the Company's outside counsel, dated as of the Closing Date, in substantially the form of Exhibit O attached hereto.

            (h) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit N attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

            (i) The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within seven
(7) days of the Closing Date.

            (j) The Company shall have delivered to such Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business, as of a date within three
(3) days of the Closing Date.

            (k) The Common Stock iv) shall be designated for quotation or listed on an Initial Principal Market (subject to notice of issuance) and v) shall not have been suspended, as of the Closing Date, by the SEC or such Initial Principal Market (other than a suspension from Pink Sheets LLC upon securing the listing of such Common Stock on the OTC Bulletin Board) from trading on such Initial Principal Market nor shall suspension by the SEC or such Initial Principal Market have been threatened, as of the Closing Date, either (1) in writing by the SEC or such Initial Principal Market or (2) by falling below the minimum listing maintenance requirements of such Initial Principal Market.

            (l) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) days of the Closing Date.

            (m) The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to
(i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit P.

            (n) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit Q.

            (o) The Company shall have delivered to such Buyer a letter or certificate from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within seven (7) days of the Closing Date.

            (p) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, other than notices required to be filed after the Closing Date.

            (q) The Convertible Notes shall have been approved for trading on PORTAL, subject only to notice of issuance at or prior to the time of purchase.

            (r) The Company shall deliver evidence to such Buyer that the Convertible Notes have been declared eligible for trading in "street name" by DTC.

            (s) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any public notice have been given of (i) any intended downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

            (t) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

      8.    TERMINATION.

            In the event that the Closing shall not have occurred in respect of a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement in respect of such breaching party at the close of business on such date without liability of any party to any other party; provided, however, this if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

      9.    MISCELLANEOUS.

            (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf in respect of the matters discussed herein, and this Agreement and the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties in respect of the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking in respect of such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate principal amount of the Notes issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Notes, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

            (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service specifying next day delivery with written verification of receipt, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                    AFG Enterprises USA, Inc.
                                    181 Wells Avenue, Suite 100
                                    Newton, Massachusetts 02459
                                    Telephone:       (617) 928-6001
                                    Facsimile:       _________________
                                    Attention:       William Santo, CEO

                                    Copy to:

                                    Morrison & Foerster LLP
                                    1290 Avenue of the Americas
                                    New York, NY 10104-0050
                                    Telephone:       (213) 892-5290
                                    Facsimile:       (213) 892-5454
                                    Attention:       Allen Z. Sussman, Esq.

                           If to the Transfer Agent:

                                    Corporate Stock Transfer
                                    Denver, Colorado  80302
                                    Telephone:  (303) 282-4800
                                    Facsimile:  (303) 282-5800
                                    Attention:  Carolyn Bell

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

         with a copy (for informational purposes only) to:

                                    Schulte Roth & Zabel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Telephone:       (212) 756-2000
                                    Facsimile:       (212) 593-5955
                                    Attention:       Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate principal amount of the Notes issued and issuable hereunder. A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder in respect of such assigned rights.

            (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (i) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (k) Indemnification. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (x) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (y) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or
(z) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures in respect of the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

            (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (n) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

            (o) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            (p) Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    COMPANY:

                                    AFG ENTERPRISES USA, INC.



                                    By:  /s/ William Santo
                                        ------------------------------------
                                        Name:  William Santo
                                        Title:  Chief Executive Officer



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    AMATIS LIMITED
                                    By: Amaranth Advisors L.L.C., its
                                    Trading Advisor



                                    By: /s/ Karl J. Watcher
                                        ------------------------------------
                                        Name:  Karl J. Watcher
                                        Title:  Authorized Signatory



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    RADCLIFFE SPC, LTD. for and on behalf
                                    of the Class A Convertible Crossover
                                    Segregated Portfolio,
                                    By:  RG Capital Management, L.P.
                                    By:  RGC Management Company, LLC



                                    By: /s/ Gerald F. Stahlecker
                                        ------------------------------------
                                        Name:  Gerald F. Stahlecker
                                        Title: Managing Director



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    CONTEXT CONVERTIBLE
                                    ARBITRAGE OFFSHORE, LTD



                                    By: /s/  William D. Fertig
                                        ------------------------------------
                                        Name:  William D. Fertig
                                        Title:  Co-Chairman and CIO
                                                Context Capital Management, LLC





                                    CONTEXT CONVERTIBLE
                                    ARBITRAGE FUND, LP.



                                    By: /s/  William D. Fertig
                                        ------------------------------------
                                        Name:  William D. Fertig
                                        Title:  Co-Chairman and CIO
                                                Context Capital Management, LLC



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    WOLVERINE CONVERTIBLE ARBITRAGE
                                    FUND TRADING LIMITED



                                    By: /s/ James V. Hankness
                                        ------------------------------------
                                        Name:  James V. Hankness
                                        Title:  CEO



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    PORTSIDE GROWTH AND
                                    OPPORTUNITY FUND



                                    By: /s/ Jeffrey Smith
                                        ------------------------------------
                                        Name:  Jeffrey Smith
                                        Title:  Authorized Signatory



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    LAUREL RIDGE CAPITAL, LP



                                    By: /s/ Van Nguyen
                                        ------------------------------------
                                        Name:  Van Nguyen
                                        Title:  Managing Partner



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    CHEYNE FUND LP



                                    By: /s/ D. Treadwell
                                        ------------------------------------
                                        Name:  D. Treadwell
                                        Title:  Portfolio Manager



                                    CHEYNE LEVERAGE FUND



                                    By: /s/ D. Treadwell
                                        ------------------------------------
                                        Name:  D. Treadwell
                                        Title:  Portfolio Manager



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    CRANSHIRE CAPITAL, LP
                                    By: Downsview Capital, Inc., its General
                                    Partner



                                    By: /s/ Walter D. Goller
                                        ------------------------------------
                                        Name:  Walter D. Goller
                                        Title:  COO



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    JMG CAPITAL PARTNERS, LP



                                    By: /s/ Jonathan Glaser
                                        ------------------------------------
                                        Name:  Jonathan Glaser
                                        Title:  Member Manager of the GP



                                    JMG TRITON OFFSHORE FUND, LTD.



                                    By: /s/ Jonathan Glaser
                                        ------------------------------------
                                        Name:  Jonathan Glaser
                                        Title:  Member Manager of the Investment
                                        Manager



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    PLEXUS FUND LIMITED



                                    By: /s/ Dernot Keane
                                        ------------------------------------
                                        Name:  Dernot Keane
                                        Title:  Director



                [Signature Page to Securities Purchase Agreement]

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    SMITHFIELD FIDUCIARY LLC



                                    By: /s/ Adam J. Chill
                                        ------------------------------------
                                        Name:  Adam J. Chill
                                        Title:  Authorized Signatory



                [Signature Page to Securities Purchase Agreement]

                               SCHEDULE OF BUYERS

           (1)                         (2)                    (3)           (4)           (5)                      (6)
                                   Address and             Aggregate     Number of   Aggregate Note
                                 Facsimile Number          Principal      Warrant     and Warrant    Legal Representative's Address
          Buyer                                         Amount of Notes   Shares     Purchase Price       and Facsimile Number
------------------------------------------------------------------------------------------------------------------------------------
Amatis Limited            c/o Amaranth Advisors L.L.C.    $13,500,000    1,687,500    $13,500,000   Gunderson Dettmer Stough
                          One American Lane                                                         Villeneuve Franklin & Hachigian,
                          Greenwich, CT 06831                                                       LLP
                                                                                                    220 West 42nd Street, 20th Floor
                          Fax: (203) 422-3540                                                       New York, NY 10036
                                                                                                    Fax: (877) 881-3734

                                                                                                    Attn:  Brian Hutchings, Esq.

Radcliffe SPC, Ltd.       c/o RG Capital Management,      $8,750,000     1,093,750     $8,750,000   Drinker Biddle & Reath, LLP
                          L.P.                                                                      One Logan Square
                          3 Bala Plaza - East, Suite 501                                            18th and Cherry Streets
                          Bala Cynwyd, PA 19004                                                     Philadelphia, PA 19103-6996
                                                                                                    Fax:  (215) 988-2757
                          Fax: (610) 617-0580
                                                                                                    Attn: Stephen Burdumy, Esq.

Context Convertible       c/o Context Capital             $3,100,000      387,500      $3,100,000
Arbitrage Offshore, LTD   Management, LLC
                          12626 High Bluff Drive
                          Suite 440
                          San Diego, CA  92130

                          Fax: (858) 481-3667

Context Convertible       c/o Context Capital              $900,000       112,500       $900,000
Arbitrage Fund, LP        Management, LLC
                          12626 High Bluff Drive
                          Suite 440
                          San Diego, CA  92130

                          Fax: (858) 481-3667

Wolverine Convertible     c/o Wolverine Assets            $1,000,000      125,000      $1,000,000
Arbitrage Fund Trading    Management, LLC
Limited                   175 W. Jackson Boulevard
                          Suite 200
                          Chicago, IL  60604

                          Fax: (312) 884-4401

Portside Growth and       c/o Ramius Capital Group, LLC   $2,000,000      250,000      $2,000,000
Opportunity Fund          666 Third Avenue, 26th Fl.
                          New York, NY  10017

                          Fax: (212) 201-4802

           (1)                         (2)                    (3)           (4)           (5)                      (6)
                                   Address and             Aggregate     Number of   Aggregate Note
                                 Facsimile Number          Principal      Warrant     and Warrant    Legal Representative's Address
          Buyer                                         Amount of Notes   Shares     Purchase Price       and Facsimile Number
------------------------------------------------------------------------------------------------------------------------------------
Laurel Ridge Capital, LP  685 Third Avenue                $2,000,000      250,000      $2,000,000
                          Suite 2802
                          New York, NY 10017

                          Fax: (212) 937-2095

Cheyne Fund LP            Stornoway Howde                 $4,400,000      550,000      $4,400,000
                          13 Cleveland Road
                          London  SWIA 1DH

                          Fax: 020 7031 7650

Cheyne Leverage Fund      Stornoway Howde                 $3,600,000      450,000      $3,600,000
                          13 Cleveland Road
                          London  SWIA 1DH

                          Fax: 020 7031 7650

Cranshire Capital, LP     666 Dundee Road                  $500,000       62,500        $500,000
                          Suite 1901
                          Northbrook, IL 60062

                          Fax: (847) 562-9031

JMG Capital Partners,  LP 11601 Wilshire Blvd.            $3,375,000      421,875      $3,375,000
                          Suite 2180
                          Los Angeles, CA  90025

                          Fax: (310) 601-2890

JMG Triton Offshore Fund, 11601 Wilshire Blvd.            $3,375,000      421,875      $3,375,000
Ltd.                      Suite 2180
                          Los Angeles, CA  90025

                          Fax: (310) 601-2890

Plexus Fund Limited       Cayman Corporate Centre - 5th   $2,500,000      312,500      $2,500,000
                          Floor
                          27 Hospital Road
                          P.O. Box 1748 Georgetown
                          Grand Cayman, Cayman Islands

                          Fax: +442072270021

           (1)                         (2)                    (3)           (4)           (5)                      (6)
                                   Address and             Aggregate     Number of   Aggregate Note
                                 Facsimile Number          Principal      Warrant     and Warrant    Legal Representative's Address
          Buyer                                         Amount of Notes   Shares     Purchase Price       and Facsimile Number
------------------------------------------------------------------------------------------------------------------------------------
Smithfield Fiduciary LLC  c/o Highbridge Capital          $1,000,000      125,000      $1,000,000
                          Management, LLC
                          9 West 57th Street
                          27th Floor
                          New York, NY 10019
                          Attn: Ari J. Storch/Adam J.
                          Chill

                          Fax: (212) 751-0755

                                    EXHIBITS
                                    --------


Exhibit A         Form of Indenture
Exhibit B         Form of Notes
Exhibit C         Form of Warrants
Exhibit D         Form of Registration Rights Agreement
Exhibit E         Form of Security Agreement
Exhibit F         Form of Pledge Agreement
Exhibit G         Form of Guaranty
Exhibit H         Form of Escrow Agreement
Exhibit I         Form of Control Account Agreement
Exhibit J         Form of Tabulation Agreement
Exhibit K         Form of Deposit Agreement
Exhibit L         Form of Customer Documents
Exhibit M         Form of Restricted Stock Agreement
Exhibit N         Form of Transfer Agent Instructions
Exhibit O         Form of Outside Company Counsel Opinion
Exhibit P         Form of Secretary's Certificate
Exhibit Q         Form of Officer's Certificate



                                    SCHEDULES
                                    ---------


Schedule 3(a)      Subsidiaries
Schedule 3(m)      SEC Filings not Timely Made
Schedule 3(n)      Absence of Certain Changes
Schedule 3(o)      No Undisclosed Events, Liabilities, Developments or
                   Circumstances
Schedule 3(p)      Conduct of Business; Regulatory Permits
Schedule 3(t)      Transactions with Affiliates
Schedule 3(u)      Equity Capitalization
Schedule 3(v)      Indebtedness and Other Contracts
Schedule 3(w)      Litigation

                         Securities Purchase Agreement
                            AFG Enterprises USA, Inc.
                               Article 3 Schedules

                                 March 29, 2006



------------------------------------------------------------------------------

Set forth are the schedules required by, and the exceptions made to, the representations and warranties of AFG Enterprises USA, Inc. (the "Company") contained in Article 3 of the Securities Purchase Agreement, dated March ___, 2006, by and among AFG Enterprises USA, Inc. and the investors who are party thereto (the "Agreement").

------------------------------------------------------------------------------

Except as otherwise stated, all capitalized terms used herein shall have their respective meanings given in the Agreement.

These schedules are arranged in sections corresponding to the sections and subsections of Article 3 of the Agreement. Disclosure in one section of these schedules shall constitute disclosure for all sections of these schedules only to the extent to which the applicability of such disclosure is reasonably apparent. The inclusion of any item herein shall not be deemed to be an admission of any obligation or liability to any third party.

Schedule 3(a)     Subsidiaries

      FP Technology Holdings, Inc., a Delaware corporation

Schedule 3(m)     SEC Filings not Timely Made

      In November 2002, the Company (under its prior name, In Store Media Systems, Inc.), filed for reorganization under Chapter 11 of the United States Bankruptcy Code. From that date until April 2005, the Company was unable to complete and file its quarterly reports on Form 10-QSB and Annual Reports on Form 10-KSB. During such time the Company filed on Form 8-K the monthly reports delivered to the Bankruptcy Trustee, including monthly financial statements. In April and May 2005, the Company made all of the missing periodic filings with the SEC and has since timely made all of its filings with the SEC.

Schedule 3(n)(A) and (B)  Absence of Certain Changes

      (A) With respect to the Company, since the date of the Company's most recent audited financial statements contained in a Form 10-K or 10-KSB, and (B) with respect to FP Technology Holdings, Inc., since December 31, 2005, the Company and/or FP Technology Holdings, Inc. entered into the following agreements and engaged in the transactions contemplated by each of such agreements:

      1. The Agreement and Plan of Merger by and among the Company, FP Technology Holdings, Inc. and FP Merger Sub, Inc.

      2. Master Amendment by and among the Company, FP Technology Holdings, Inc. and Trident Growth Fund, L.P.; and

      3. Exchange Agreement by and between the Company and Benchmark Equity Group, Inc., pursuant to which the Company exchanged an obligation in the amount of $313,421.44 for 1,008,062 shares of common stock.

Schedule 3(o)     No Undisclosed Events, Liabilities, Developments or
Circumstances

      As of the date of the Agreement, the agreements and transactions disclosed in response to Schedule 3(n)(A) and (B) above have not been publicly announced. The Company intends to file a Form 8-K disclosing these agreements and transactions, as well as the Agreement and the transactions contemplated hereby.

Schedule 3(p)     Conduct of Business; Regulatory Permits

      Reference is made to the disclosure contained in Schedule 3(m) above, which is incorporated by reference herein. Due to such events, the Company's Common Stock did not trade on the Principal Market while it failed to remain current with its periodic filings.

Schedule 3(t)     Transactions with Affiliates

      The following restricted stock grants of Common Stock were made by FP Technology Holdings, Inc. to executive officers and directors of the Company, which shares will be exchanged for shares of the Company's Common Stock in the
Merger:

   1. William Santo - Restricted Stock 750,000 common shares, forfeiture and redemption through January 8, 2009; plus 775,002 common shares, forfeiture and redemption through 2-year anniversary of closing of CAP Financing.
   2. Stephen Peary - Restricted Stock 500,025 common shares, forfeiture and redemption through January 4, 2009; plus 775,002 common shares, forfeiture and redemption through 2-year anniversary of closing of CAP Financing..
   3. Mark Campion - Restricted Stock 150,000 common shares, forfeiture and redemption through March 31, 2008.
   4. Doug Croxall - Restricted Stock 1,550,004 common shares, forfeiture and redemption through 2-year anniversary of closing of CAP Financing.

Schedule 3(u)     Equity Capitalization

      Trident Growth Fund, L.P. holds convertible debentures for $2,500,000 and warrants to acquire 390,625 shares of Common Stock of the Company. Pursuant to the
Master Amendment by and among the Company, FP Technology Holdings, Inc. and Trident Growth Fund, L.P., the Company has assumed the obligation under the debentures and granted piggyback registration rights to Trident.

      The Common Stock and Common Stock Equivalents owned beneficially or of record by each director and executive officer consists of the shares identified in Schedule 3(t) above plus 5,400,000 shares held by Jaguar Technology Holdings, LLC, a company beneficially owned by Douglas Croxall.

Schedule 3(v)     Indebtedness and Other Contracts (FP Technology Holdings,
Inc.)

      (1) $2,000,000 convertible debenture, dated September 13, 2005, held by Trident Growth Fund, L.P.;
      (2) $500,000 convertible debenture, dated September 13, 2005, held by Trident Growth Fund, L.P.; and
      (3) $250,000 unsecured indebtedness, dated September 13, 2005, held by General Motors Corporation.

Schedule 3(w) Litigation

      The Company is involved in a mediation with Steadfast Insurance Company regarding its insurance settlement of the matter entitled Freightliner, LLC. vs. Firepond, Inc.